Basis of preparation and accounting policies (Policies)	6 Months Ended
Jun. 30, 2022
Disclosure Of Basis Of Preparation And Significant Accounting Policies [Abstract]
Accounting policies, presentation and estimates	The Directors consider that it is appropriate to continue to adopt the going concern basis in preparing the condensed consolidated half-year financial statements. In reaching this assessment, the Directors have taken into account the uncertainties affecting the UK economy and their potential effects upon the Group’s performance and projected funding and capital position; the impact of further stress scenarios has also been considered. On this basis, the Directors are satisfied that the Group will maintain adequate levels of funding and capital for the foreseeable future.
Changes in accounting policy and future accounting developments
Changes in accounting policy
Except for the matter referred to below, the Group's accounting policies are consistent with those applied by the Group in its financial statements for the year ended 31 December 2021 and there have been no changes in the Group's methods of computation.
Cash and cash equivalents: Following a decision by the IFRS Interpretations Committee in April 2022, the Group includes mandatory reserve deposits with central banks that are held in demand accounts within cash and cash equivalents disclosed in the cash flow statement, whereas these amounts were previously excluded from the amount presented in the cash flow statement. This change increased the Group’s cash and cash equivalents at 31 December 2021 by £2,770 million (to £55,960 million) and at 30 June 2021 by £3,095 million (to £61,784 million).
Future accounting developments
The IASB has issued a number of minor amendments to IFRSs effective 1 January 2023 (including IAS 1 Presentation of Financial Statements and IAS 8 Accounting Policies, Changes in Accounting Estimates and Errors). These amendments are not expected to have a significant impact on the Group.